Exhibit 10.1

SUBSCRIPTION AGREEMENT

TO:	WIGI BLOCKCHAIN TECHNOLOGIES, INC. (the "Company")
8F Iwasaki Building
1-7-2 Asakusabashi, Taito-ku
Tokyo-to 111-0053, JAPAN

Purchase of Shares

1.             Subscription
1.1             The undersigned, namely,                         (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase from the Company, on the basis of the representations and warranties and subject to the terms and conditions set forth herein,             shares (the "Shares") of the Company's common stock at a price of ONE DOLLAR CENTS ($1.00) per share (such subscription and agreement to purchase being the "Subscription" for the total purchase price of USD $.00 (the "Subscription Proceeds"), which is tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.
2.             Payment

2.1             The Subscription Proceeds must accompany this Subscription and shall be paid by certified check or bank draft drawn on a chartered bank, and made payable and delivered to the Company. Alternatively, the Subscription Proceeds may be wired to the Company to the wiring instructions that are provided in this Agreement.

2.2             The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, within 30 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

2.3             Where the Subscription Proceeds are paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and the certificates representing the Shares have been issued to the Subscriber.

3.             Closing

3.1              Closing of the Offering (the "Closing") shall occur on such date as may be determined by the Company (the "Closing Date").

3.2             The Company may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Shares to such subscriber(s) against payment therefor at any time on or prior to the Closing Date.

5.             Acknowledgements of Subscriber

5.1              The Subscriber acknowledges and agrees that:

   (a)            The decision to execute this Subscription Agreement and purchase the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by the Company (the "Public Record") with the Securities and Exchange Commission (the "SEC");

Exhibit 10.1 -- Page 1

  (b)             the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

   (c)            by execution hereof the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Shares pursuant to this Subscription Agreement;

  (d)            the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement, and the Subscriber will hold harmless the Company from any loss or damage it may suffer as a result of the Subscriber's failure to correctly complete this Subscription Agreement;

  (e)             the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein, or in any other document furnished by the Subscriber to the Company in connection herewith, being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

  (f)             the issuance and sale of the Shares to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

   (g)           the Subscriber has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the shares and with respect to applicable resale restrictions and it is solely responsible (and the Company is in any way responsible) for compliance with applicable resale restrictions;

   (h)            neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

   (i)             there is no government or other insurance covering any of the Shares; and

    (p)             this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

6.             Representations, Warranties and Covenants of Subscriber

6.1            The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

   (a)            the Subscriber has received and carefully read this Subscription Agreement;

  (b)             the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

Exhibit 10.1 -- Page 2

  (d)            the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

8.             Representations and Warranties of the Company

8.1             The Company represents and warrants to the Subscriber that, as of the date of this Subscription Agreement and at Closing hereunder:

  (a)             The Company and its subsidiaries are valid and subsisting corporations duly incorporated and in good standing under the laws of the jurisdictions in which they are incorporated, continued or amalgamated;

(b)               The Company and its subsidiaries are the beneficial owners of the properties, business and assets or the interests in the properties, business or assets referred to in all filings by the Company with the Securities & Exchange Commission (the "Public Record") and except as disclosed therein, all agreements by which the Company or its subsidiaries holds an interest in a property, business or asset are in good standing according to their terms, and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated;

(c)              The financial statements comprised in the Public Record accurately reflect the financial position of the Company as at the date thereof, and no adverse material changes in the financial position of the Company have taken place since the date of the Company's last financial statements except as filed in the Public Record;

(d) The creation, issuance and sale of the Shares by the Company does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any agreement or instrument to which the Company is a party;

(e) The Shares will, at the time of issue, be duly allotted, validly issued, fully paid and non-assessable and will be free of all liens, charges and encumbrances and the Company will reserve sufficient shares in the treasury of the Company to enable it to issue the Shares;

(f) This Subscription when accepted has been duly authorized by all necessary corporate action on the part of the Company and, subject to acceptance by the Company, constitutes a valid obligation of the Company legally binding upon it and enforceable in accordance with its terms;

9.             Governing Law

13.1            This Subscription Agreement is governed by the laws of the State of Oklahoma and the federal laws of the United States of America applicable therein.

10.           Counterparts and Electronic Means

19.1            This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all  of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

Exhibit 10.1 -- Page 3

20.1 Unless otherwise provided, all dollar amounts referred to in this Agreement are in lawful money of the United States.

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Exhibit 10.1 -- Page 4

IN WITNESS WHEREOF, the Subscriber has duly executed this Subscription Agreement as of the date hereinafter set forth.

DELIVERY AND REGISTRATION INSTRUCTIONS

1.	Delivery - please deliver the Share certificates to:

_________________________________________________________________

2.	Registration - registration of the certificates which are to be delivered at closing should be made as follows:

_________________________________________________________________
(name)

_________________________________________________________________
(address)

3.
The undersigned hereby acknowledges that he or she will deliver to the Company all such additional completed forms in respect of the Subscriber's purchase of the Shares as may be required for filing with the appropriate securities commissions and regulatory authorities.

_________________________________________________________________
(Name of Subscriber – Please type or print)

_________________________________________________________________
(Signature and, if applicable, Office)

_______Same as above ______________________________________________
(Address of Subscriber)

_________________________________________________________________
(City, State, and Zip Code of Subscriber)

_________________________________________________________________
(Country of Subscriber)

_________________________________________________________________
(Fax Number and email address)

Exhibit 10.1 -- Page 5

ACCEPTANCE

The above-mentioned Subscription Agreement in respect of the Shares is hereby accepted by WIGI BLOCKCHAIN TECHNOLOGIES, INC.

DATED at                                                                                       ("Location"), the             day of                                                         , 2018.

WIGI BLOCKCHAIN TECHNOLOGIES, INC.

_________________________________________________________________
Name: Christopher Filiatrualt
Title: President

_________________________________________________________________

Wire Instructions to WIGI BLOCKCHAIN TECHNOLOGIES, INC.:

Bank Name:

Bank Address:

Swift Code:
Bank Code:
Account number:
Beneficiary Name:

Beneficiary Address:

_________________________________________________________________

Exhibit 10.1 -- Page 6